                                                                   Exhibit 10.22

                                 FIRST AMENDMENT


      THIS FIRST AMENDMENT dated as of March 6, 2000 (this "Amendment") amends the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of January 27, 2000 among SYNAGRO TECHNOLOGIES, INC. (the "Company"), various financial institutions, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the "Syndication Agent"), and BANK OF AMERICA, N.A. ("Bank of America"), as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Credit Agreement.

      WHEREAS, the Company, Bank of America, CIBC, Inc. ("CIBC"), the Syndication Agent and the Administrative Agent have entered into the Credit Agreement; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement to (a) add the parties listed on the signatures hereof under the heading "New Banks" (collectively the "New Banks") as "Banks" thereunder and (b) make certain other changes as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

I. SECTION AMENDMENTS. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below.

A. Definition of Revolving Commitment Amount. The definition of "Revolving Commitment Amount" in Section 1.1 is amended by deleting the amount "$10,000,000" and substituting "$20,000,000" therefor.

A. Definition of Revolving Termination Date. The definition of "Revolving Termination Date" in Section 1.1 is amended by deleting the date "July 27, 2006" and substituting "July 27, 2005" therefor.

A. Section 2.1.2. The proviso in Section 2.1.2 is amended by deleting the amount "$5,000,000" appearing in clause (i) thereof and substituting "$15,000,000" therefor.

A. Section 9.14. The first line of clause (b) of Section 9.14 is amended by deleting the reference to "Schedule 9.15" and substituting "Schedule 9.14" therefor.

A. Section 11.2.1. The parenthetical clause in the second line of clause (a) of Section 11.2.1 is amended by deleting the reference to "Section 9.15" and substituting "Section 9.14" therefor.


A. Section 12.1.11. Section 12.1.11 is amended in its entirety to read as follows:


                  12.1.11 Change in Control. (a) Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, but excluding the executive managers of the Company as of the Effective Date) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more shares of outstanding voting stock of the Company than the amount of such shares held by GTCR and its Affiliates; (b) during any 12-month period, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any directors designated by GTCR and its Affiliates and new directors whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company; (c) GTCR and its Affiliates shall fail to own beneficially and of record 16.5% or more of the outstanding shares of voting stock of the Company; or (d) at least two partners or employees of GTCR, or individuals otherwise affiliated with GTCR in a manner reasonably acceptable to the Required Banks, shall fail to be members of the Board of Directors of the Company (provided that, if any such individual dies or terminates such individual's affiliation with GTCR, no Event of Default or Unmatured Event of Default shall arise under this clause (d) unless 30 days have elapsed after such death or termination without such individual being replaced by another individual affiliated with
         GTCR).

A. Section 14.1. Section 14.1 is amended by inserting the following prior to the last three sentences thereof:

         So long as no Event of Default exists or will result therefrom, this Agreement may be amended with the written consent of the Required Banks, the Administrative Agent and the Company (x) to add one or more credit facilities to this Agreement or to increase the Term A Commitment Amount, the Revolving Commitment Amount or the Acquisition Commitment Amount and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents, (y) to include appropriately the Banks holding such credit facilities in any determination of the Required Banks and (z) to permit such additional extensions of credit to share ratably with the Loans in the application of mandatory prepayments pursuant to the applicable provisions of this Agreement.

A. Schedule 2.1. Schedule 2.1 is amended in its entirety by substituting the Schedule 2.1 attached hereto therefor.



A. Schedule 14.3. Schedule 14.3 is amended in its entirety by substituting the Schedule 14.3 attached hereto therefor.

I. SECTION REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and the Banks that (a) the representations and warranties made in Section 9 (excluding Section 9.8) of the Credit Agreement are true and correct on and as of the First Amendment Effective Date with the same effect as if made on and as of the First Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Closing Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment, the execution and delivery by the Company of the New Notes (as defined below), and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Agreement") and under the New Notes (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any indenture, loan agreement or other contract, or any order or decree, which is binding upon the Company; and (e) each of the Amended Agreement and each New Note is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

I. SECTION EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective, as of the day and year first above written, on the date (the "First Amendment Effective Date") on which the Administrative Agent has received, (a) a counterpart of this Amendment executed by each of the parties hereto (or, in the case of any party from which the Administrative Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the Administrative Agent:

A. Notes. New Notes, substantially in the form of Exhibit A to the Credit Agreement, payable to the order of each of the New Banks (collectively, the "New Notes").

A. Resolutions. Certified copies of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the New Notes.

A. Incumbency and Signature Certificate. A certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Amendment and the New Notes, together with a sample of the true signature of each such officer (it being understood that the Administrative Agent and each Bank may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

A. Confirmation. A Confirmation, substantially in the form of Exhibit A, executed by the Company and each Subsidiary.

A. Opinions. The opinions of (a) Locke, Liddell & Sapp LLP, counsel to the Company, and (b) Kavanagh Maloney & Osnato LLP, New York counsel to the Company.

A. Other Documents. Such other documents as the Administrative Agent or any Bank may reasonably request.


         SECTION 4 ADDITION OF BANKS. On the First Amendment Effective Date, each New Bank shall become a "Bank" under and for all purposes of the Amended Agreement, shall be bound by the Amended Agreement, and shall be entitled to the benefits of the Amended Agreement and each other Loan Document, and each Bank (including Bank of America and CIBC) shall have a Revolving Commitment, an Acquisition Commitment, a Term A Loan Commitment and a Term B Loan in the amount set forth on Schedule 2.1. To facilitate the foregoing, each New Bank agrees that on the First Amendment Effective Date, it will remit to the Administrative Agent funds in an amount equal the sum of its Revolving Percentage of all outstanding Revolving Loans, its Acquisition Percentage of all outstanding Acquisition Loans, its Term A Percentage of all outstanding Term A Loans and the principal amount of its Term B Loan, and the Administrative Agent agrees to immediately (i) remit a portion of such funds to Bank of America and CIBC, in such amounts as are necessary to reduce the Loans of Bank of America and CIBC to the appropriate amounts after giving effect hereto and (ii) remit the balance of such funds (if any) to the Company. Each New Bank agrees that all interest and fees accrued under the Credit Agreement prior to the First Amendment Effective Date are the property of Bank of America and CIBC. By their signatures below each of Bank of America and CIBC confirms that it has not sold or otherwise encumbered its rights under the Credit Agreement or its interest in any Loans prior to the syndication thereof pursuant to this Amendment.

         SECTION 5 MISCELLANEOUS.

         5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" or similar terms shall refer to the Amended Agreement.

         5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         5.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Administrative Agent (including reasonable attorney fees and charges) in connection with the preparation, execution and delivery of this Amendment.

         5.4 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

         5.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the successors and assigns of the Banks and the Administrative Agent.

         Delivered at New York, New York, as of the day and year first above written.

                                   SYNAGRO TECHNOLOGIES, INC.


                                   By
                                      -----------------------------------
                                      Title
                                           ------------------------------

                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent


                                   By
                                     -----------------------------------
                                      Title
                                           ------------------------------

                                   BANK OF AMERICA, N.A., as Issuing
                                   Bank, Swing Line Bank and a Bank


                                   By
                                      -----------------------------------
                                      Title
                                           ------------------------------


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, as Syndication Agent


                                   By
                                      -----------------------------------
                                      Title
                                           ------------------------------

                                   CIBC, INC., as a Bank


                                   By
                                      -----------------------------------
                                      Title
                                           ------------------------------

                                   "NEW BANKS":
                                   -----------


                                  SUNTRUST BANK


                                   By
                                     -----------------------------------
                                      Title
                                           ------------------------------


                                   FLEET CAPITAL CORPORATION


                                   By
                                     -----------------------------------
                                      Title
                                           ------------------------------


                                   IBJ WHITEHALL BANK AND TRUST COMPANY


                                   By
                                     -----------------------------------
                                      Title
                                           ------------------------------


                                   U.S. BANK NATIONAL ASSOCIATION


                                   By
                                     -----------------------------------
                                      Title
                                           ------------------------------

                                   THE BANK OF NOVA SCOTIA


                                   By
                                    ------------------------------------
                                      Title
                                           --------------------------------



                                   KEY CORPORATE CAPITAL INC.


                                   By
                                     -----------------------------------
                                      Title
                                           ------------------------------
                                   COBANK, ACB

                                   By
                                     ----------------------------------
                                      Title
                                           -------------------------------


                                   HELLER FINANCIAL INC.


                                   By
                                    ------------------------------------
                                      Title
                                           --------------------------------

                                  SCHEDULE 2.1
                              BANKS AND COMMITMENTS


                                     Revolving         Acquisition        Term Loan A        Term Loan B
             Banks                   Commitment         Commitment         Commitment           Amount            Total
------------------------------     --------------     --------------     --------------     --------------     ------------
Bank of America, N.A               $ 2,244,444.45     $ 3,366,666.67     $ 5,888,888.88     $ 4,500,000.00     $ 16,000,000
------------------------------     --------------     --------------     --------------     --------------     ------------
CIBC, Inc.                         $ 2,244,444.45     $ 3,366,666.67     $ 5,888,888.88     $ 4,500,000.00     $ 16,000,000
------------------------------     --------------     --------------     --------------     --------------     ------------
Suntrust Bank                      $ 2,250,000.00     $ 3,375,000.00     $ 4,500,000.00     $ 3,375,000.00     $ 13,500,000
------------------------------     --------------     --------------     --------------     --------------     ------------
Fleet Capital                      $ 2,083,333.33     $ 3,125,000.00     $ 4,166,666.67     $ 3,125,000.00     $ 12,500,000
Corporation
------------------------------     --------------     --------------     --------------     --------------     ------------
IBJ Whitehall Bank                 $ 1,833,333.33     $ 2,750,000.00     $ 3,666,666.67     $ 2,750,000.00     $ 11,000,000
and Trust Company
------------------------------     --------------     --------------     --------------     --------------     ------------
U.S. Bank National                 $ 2,444,444.45     $ 3,666,666.66     $ 4,888,888.89     $         0.00     $ 11,000,000
Association
------------------------------     --------------     --------------     --------------     --------------     ------------
The Bank of Nova
Scotia                             $ 1,833,333.33     $ 2,750,000.00     $ 3,666,666.67     $ 2,750,000.00     $ 11,000,000
------------------------------     --------------     --------------     --------------     --------------     ------------
Key Corporate                      $ 1,833,333.33     $ 2,750,000.00     $ 3,666,666.67     $ 2,750,000.00     $ 11,000,000
Capital, Inc.
------------------------------     --------------     --------------     --------------     --------------     ------------
CoBank, ACB                        $ 1,833,333.33     $ 2,750,000.00     $ 3,666,666.67     $ 2,750,000.00     $ 11,000,000
------------------------------     --------------     --------------     --------------     --------------     ------------
Heller Financial
Institution                        $ 1,400,000.00     $ 2,100,000.00     $         0.00     $ 3,500,000.00     $  7,000,000
------------------------------     --------------     --------------     --------------     --------------     ------------
TOTAL                              $20,000,000.00     $30,000,000.00     $40,000,000.00     $30,000,000.00     $120,000,000
------------------------------     --------------     --------------     --------------     --------------     ------------

                                                                  SCHEDULE 14.3

                              ADDRESSES FOR NOTICES


SYNAGRO TECHNOLOGIES, INC.

1800 Bering Drive
Suite 1000
Houston, Texas 77057
Attention: J. Paul Withrow
Telephone: (713) 369-1704
Facsimile: (713) 369-1760

BANK OF AMERICA, N.A., as Administrative Agent

Agency Management Services
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Kristine Hyde
Telephone:  (312) 828-1657
Facsimile:  (312) 974-9102

CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent

2 Paces West
2727 Paces Ferry Road
Suite 1200
Atlanta, Georgia 30339
Attention: Sheila Hogans
Telephone: (770) 319-4820
Facsimile: (770) 319-4950

BANK OF AMERICA, N.A., as Issuing Bank, as Swing Line Bank, and as a Bank


231 South LaSalle Street
Chicago, Illinois 60697
Attention:  Robert Rospierski
Telephone:  (312) 828-8363
Facsimile:  (312) 828-1974

CIBC INC., as a Bank

425 Lexington Avenue
New York, New York 10017
Attention: R. Todd Constable
Telephone: (212) 856-3629
Facsimile: (212) 856-3991

SUNTRUST BANK, as a Bank

25 Park Place
Mail Code 075, 26th Floor
Atlanta, GA 30303
Attention: Richard Wilson
Telephone: 404-230-5426
Facsimile: 404-575-2693

FLEET CAPITAL CORPORATION, as a Bank

One South Wacker Dr., Suite 1400
Chicago, IL 60606
Attention: Andrew W. Pappas
Telephone: 312-827-4217
Facsimile: 312-332-6531

IBJ WHITEHALL BANK AND TRUST COMPANY, as a Bank

One State Street, 9th Floor
New York, NY 10004
Attention: Peter Dancy
Telephone: 212-858-2944
Facsimile: 212-425-8048

U.S. BANK NATIONAL ASSOCIATION, as a Bank

One Illinois Center, Suite 3000
Chicago, IL 60601
Attention: Sarah Hemmer
Telephone: 312-228-9406
Facsimile: 312-228-9402

THE BANK OF NOVA SCOTIA, as a Bank

600 Peachtree, Suite 2700
Atlanta, Georgia 30308
Attention: Dorothy Legista
Telephone: 404-877-1535
Facsimile: 404-888-8998

with a copy to:

Houston Representative Office
1100 Louisiana, Suite 3000
Houston, Texas 77002
Attention: Paul Gonin

KEY CORPORATE CAPITAL INC., as a Bank

127 Public Square, 6th Floor
Cleveland, OH 44114
Attention: Jeff Evans
Telephone: 216-689-4392
Facsimile: 216-689-4077

COBANK, ACB as a Bank

5500 South Quebec Street
Communications, Energy & Infrastructure Group
Englewood, CO 80111
Attention: Todd Telesz
Telephone: 303-740-4037
Facsimile: 303-224-2615

HELLER FINANCIAL, INC., as a Bank

500 West Monroe
Chicago, IL 60661
Attention: Bob Reeg
Telephone: 312-441-6855
Facsimile: 312-441-7357

                                                                      EXHIBIT A

                                  CONFIRMATION

                            Dated as of March 6, 2000

To: Bank of America, N.A., individually and as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, individually and as syndication agent (in such capacity, the "Syndication Agent"), and the other financial institutions party to the Restated Credit Agreement referred to below

         Please refer to the following:

         (a) the Amended and Restated Credit Agreement dated as of January 27, 2000 (the "Restated Credit Agreement") among Synagro Technologies, Inc. (the "Company"), various financial institutions, the Syndication Agent and the Administrative Agent;

         (b) the First Amendment dated as of March 6, 2000 to the Restated Credit Agreement (the "First Amendment");

         (c) the Guaranty dated as of October 7, 1998 by each of the undersigned (other than the Company) in favor of Bank of America, N.A. (then known as Bank of America National Trust and Savings Association), in its capacity as agent, and the Banks (as defined therein);

         (d) the Company Pledge Agreement dated as of October 7, 1998 between the Company and Bank of America, N.A., in its capacity as agent;

         (e) the Subsidiary Pledge Agreements dated as of October 7, 1998 between each of Synagro Midwest, Inc., Synagro Southwest, Inc., Synagro Southeast, Inc., Synagro West, Inc. and Synagro Northeast, Inc. and Bank of America, N.A., in its capacity as agent;

         (f) the Collateral Assignments of Partnership Interests dated as of January 27, 2000 between each of the Company, Residual Technologies, L.P., Fairhaven Residual Systems, Inc., Residual Technologies Systems, Inc., Netco-Waterbury Systems, Inc., New Haven Residuals Systems, Inc.,
Netco-Residuals Management, L.P. and Netco-Residuals Management Systems, Inc. and Bank of America, N.A., in its capacity as agent; and

         (g) the Restated Security Agreement dated as of January 27, 2000 among the undersigned and the Administrative Agent.

         Each document referred to in items (b) through (g) above is called a "Credit Document". Capitalized terms used but not defined herein shall have the meanings set forth in the Restated Credit Agreement.


         Each of the undersigned hereby confirms to the Banks and the Administrative Agent that each Credit Document to which such undersigned is a party continues in full force and effect on the date hereof after giving effect to the First Amendment and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

         IN WITNESS WHEREOF, the undersigned have executed this Confirmation as the date first above written.

                                   SYNAGRO TECHNOLOGIES, INC.
                                            SYNAGRO WEST, INC.

                                   SYNAGRO OF CALIFORNIA, INC. (formerly known
                                       as Pima Gro Systems, Inc.)

                                    SYNAGRO COMPOSTING COMPANY OF
                                       CALIFORNIA, INC. (formerly known as
                                       Recyc, Inc.)

                                   SYNAGRO MIDWEST, INC.

                                   SYNAGRO OF MICHIGAN, INC. (formerly known as
                                       National Resource Recovery, Inc.)

                                   SYNAGRO OF WISCONSIN, INC. (formerly known as
                                      A&J Cartage, Inc.)

                                   SYNAGRO SOUTHWEST, INC.

                                   SYNAGRO OF TEXAS - VITAL-CYCLE, INC.

                                   SYNAGRO OF TEXAS - CDR, INC. (formerly known
                                       as Synagro of Texas, Inc. and CDR
                                       Environmental, Inc.)

                                   SYNAGRO SOUTHEAST, INC.

                                   SYNAGRO OF NORTH CAROLINA - AMSCO, INC.

                                   SYNAGRO OF FLORIDA - ANTI-POLLUTION, INC.

                                   SYNAGRO OF NORTH CAROLINA - EWR, INC.
                                       (formerly known as Synagro of
                                        North Carolina, Inc. and Environmental
                                        Waste Recycling, Inc.)

                                   SYNAGRO OF FLORIDA - A&J, INC. (formerly
                                       known as A&J Cartage Southwest, Inc.)

                                   SYNAGRO NORTHEAST, INC.

                                   SYNAGRO MID-ATLANTIC, INC. (formerly known as
                                       CDR Mid-Atlantic, a division
                                       of CDR Environmental, Inc.)

                                   MICHIGAN ORGANIC RESOURCES, INC.

                                   ORGANI-GRO, INC.

                                   ST INTERCO, INC.

                                   COMPOSTING CORPORATION OF AMERICA

                                   NEW HAVEN RESIDUALS SYSTEMS, INC.

                                   RESIDUAL TECHNOLOGIES SYSTEMS, INC.

                                   FAIRHAVEN RESIDUAL SYSTEMS, INC.

                                   NEW ENGLAND TREATMENT COMPANY, INC.

                                   NETCO-CONNECTICUT, INC.

                                   NETCO-WATERBURY SYSTEMS, INC.

                                   NETCO-RESIDUALS MANAGEMENT SYSTEMS, INC.

                                   DAVIS WATER ANALYSIS, INC.

                                   ECOSYSTEMATICS, INC.


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   NETCO-RESIDUALS MANAGEMENT, LIMITED
                                   PARTNERSHIP

                                   By: Netco-Residuals Management Systems, Inc.,
                                       its General Partner


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP

                                   By: Residual Technologies Systems, Inc.,
                                       its General Partner


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   FAIRHAVEN RESIDUALS, LIMITED PARTNERSHIP

                                   By: Fairhaven Residual Systems, Inc.,
                                       its General Partner


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------


                                   PROVIDENCE SOILS, LLC


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------